Blackstone Mortgage Trust, Inc. April 29, 2014 First Quarter 2014 Results Exhibit 99.2

First Quarter 2014 Highlights
Core Earnings
(a)
of $0.43 per share for the quarter driven by a 32% increase in net interest margin in our Loan Origination portfolio over the fourth quarter of 2013.
BXMT closed 10 floating-rate senior mortgage loans during the quarter representing total commitments of $892 million, including its second loan in the U.K.
Total Loan Origination portfolio of $2.7 billion as of March 31, 2014, with a weighted average LTV of 63%.
Closed two new revolving credit facilities during the quarter, including a £250 million pound sterling denominated credit facility, bringing total credit capacity to $2.7 billion.
Net income of $13 million, or $0.34 per share, for the quarter and consolidated book value of
$970 million, or $24.63 per share, as of March 31, 2014.
First quarter dividend of $0.48 per share, up from $0.45 per share in the fourth quarter of 2013.
Issued 9.8 million shares of common stock in January generating net proceeds of $256 million; and in
April, issued an additional 9.2 million shares of common stock at a re-offer price of $28.15 per share, generating net proceeds of $255 million and increasing book value by $0.58 to a pro forma $25.21 per share.
________________________________________________
Blackstone Mortgage Trust 1
(a)
See page 2, First Quarter 2014 Balance Sheet, Results, and Core Earnings, for a reconciliation of Core Earnings to GAAP net income.

Blackstone Mortgage Trust 2
Totals may not add due to rounding.
(a)
See pages 9-10, Consolidated and Segment Balance Sheets; pages 11-12, Consolidated and Segment Statements of Operations; and page 15, Definitions.
(b)
Includes stockholders’ equity of $970.1 million, less the net of (i) cash and cash equivalents of $70.8 million, (ii) accrued interest receivable, prepaid expenses, and other assets of
$22.2 million, and (iii) accounts payable, accrued expenses, and other liabilities of $29.9 million.
(c)
Adjustment represents non-cash amortization of the deemed issue discount on convertible notes resulting from the conversion option value accounting under GAAP.
First Quarter 2014 Balance Sheet, Results, and Core Earnings
(a)
________________________________________________
($ in Millions)
CT Legacy Portfolio
($1.0)
Secured debt
obligations
($11.6)
Equity and other
(b)
($1.8)
($4.4)
Loan Origination
portfolio
$32.0
$13.1
$1.0
$0.4
(c)
$1.8
$-
$-
Interest income
Interest expense
Non-cash comp.
G&A expenses
Net results
$32.0
$-
($11.2)
$-
($4.4)
Core
Earnings
Net
Income
$16.3
+
+
+
+
Convertible notes,
net
Balance Sheet
$907
$160
$24
$1,620
$2,663

Blackstone Mortgage Trust 3
Loan Origination Portfolio
Loan Origination Portfolio Statistics
($ in Millions)
Loan Origination Portfolio
(Net Book Value, $ in Millions)
Mar. 31, 2014
Number of loans 38
Principal balance 2,686 $
Net book value 2,663 $
Wtd. avg. LTV 63%
Wtd. avg. cash coupon
(a)
L + 4.59%
Wtd. avg. all-in yield
(a)
L + 5.16%
Wtd. avg. gross return on investment
(a)(b)
L + 12.7%
Wtd. avg. maximum maturity
(c)
4.0 yrs.
(a)
As of March 31, 2014, 95% of BXMT’s loans are indexed to one-month LIBOR and 5% are indexed to three-month LIBOR. In addition, 26% of BXMT’s loans have LIBOR floors, with an average floor of 0.35% as of March 31, 2014.
(b)
Weighted average gross return on investment is based on each asset’s all-in yield, assuming current pay rates with no dispositions, early payments, or defaults, and all-in cost of secured debt, assuming full leverage at the asset level based on the maximum available leverage in place or in negotiation with respect to each investment, notwithstanding the amount actually borrowed in a given period. Gross return on investment excludes costs related to BXMT’s convertible notes, management fees, and corporate-level expenses.
(c)
Maximum maturity assumes all extension options are exercised, however BXMT’s loans may be repaid prior to such date.
$753
$1,286
$2,000
$2,663
2Q'13 3Q'13 4Q'13 1Q'14
________________________________________________
Loan Origination portfolio totaled $2.7 billion of floating-rate loans as of March 31, 2014, with a weighted average LTV of 63%.
During the quarter, BXMT closed 10 new loans with total commitments of $892.0 million. BXMT funded
$740.2 million of new and existing loan commitments, and received $72.8 million of partial repayments from four loans.

Blackstone Mortgage Trust 4
Portfolio Diversification
Geographic Diversification
(Net Book Value, $ in Millions)
2.6%
3.2%
OH
0.2%
1.7%
1.7%
3.4%
4.4%
$316,934,052
$416,559,099
Collateral Diversification
(Net Book Value, $ in Millions)
Floating-rate Loans
(Net Book Value, % of Total)
100.0%
Office
Multifamily
Hotel
Other
Senior Mortgage Loans
(Net Book Value, % of Total)
92.4%
$1,080
MI
0.3%
NV
0.4%
1.2%
OR
RI
VA
AZ
IL
3.4%
CO
FL
TX
U.K.
4.5%
GA
4.9%
WA
7.8%
CA
19.3%
NY
41.0%
$1,080
$692
$275
$616
________________________________________________
Information as of March 31, 2014.
(a)
Includes only loans in the Loan Origination portfolio.
(b)
Includes senior mortgage loans, related contiguous subordinate loans with a net book value of $53.7 million, and pari passu participations in senior mortgages.
(a) (a)
(a)(b)
(a)
BXMT’s floating-rate portfolio is diversified by collateral property type and geographic location, and is primarily comprised of senior mortgages and similar credit quality loans.

Blackstone Mortgage Trust 5
Secured Credit Facilities
(a)
and Liquidity
________________________________________________
`
$220.9 million
Available Borrowings
L + 2.36%
Wtd. Avg. All-in Cost of Secured Credit
$2.7 billion
Total Credit Capacity
(a)
(a)
Excludes $90.0 million of loan participations sold as of March 31, 2014.
(b)
Potential borrowings represent the total amount that could be drawn under each facility based on collateral already approved and pledged. When undrawn, these amounts are immediately available to BXMT at its sole discretion under the terms of each revolving credit facility.
(c)
The maximum facility size is composed of a $250.0 million facility, a £153.0 million ($252.5 million) facility, and $71.6 million related solely to a specific asset with a repurchase date of June 27, 2014.
(d)
The maximum facility size is composed of a $500.0 million revolving facility and three asset-specific financings totaling $253.5 million.
(e)
The maximum facility size represents a £250.0 million ($412.6 million) facility.
Collateral Asset
Maximum Principal Debt Obligations (a)(b)
($ in Thousands)
Facility Size Balance Potential Outstanding Available
Lender 1 500,000 $         461,041 $         364,813 $         364,813 $         - $
Lender 2 500,000 654,924 489,340 307,175 182,165
Lender 3
(c)
574,130 567,368 437,867 429,978 7,889
Lender 4
(d)
753,479 522,507 392,681 361,806 30,875
Lender 5
(e)
412,600 83,335 66,016 66,016 -
Total 2,740,209 $      2,289,175 $      1,750,717 $      1,529,788 $      220,929 $
During the quarter, BXMT closed two additional credit facilities, totaling $912.6 million, including a
£250.0 million pound sterling denominated credit facility, bringing total credit capacity to $2.7 billion.
Total liquidity was $291.8 million as of March 31, 2014, including cash and available borrowings.
•
Undrawn revolving debt does not incur interest, but represents immediately accessible liquidity.

Blackstone Mortgage Trust 6
As of March 31, 2014:
•
$2.7 billion of floating-rate loans, indexed to
LIBOR.
•
$1.6 billion of floating-rate liabilities, also
indexed to LIBOR.
•
Return on net investment of $1.1 billion
increases with increasing LIBOR.
–
All else equal, as of March 31, 2014, a
100bp increase in LIBOR would increase
net interest income by $9.6 million
(b)
per
year, or $0.25 per share.
Floating-Rate Business Model
Loan Capitalization
(a)
(Principal Balance, $ in Millions)
________________________________________________
Floating-rate
loans
Floating-rate
borrowings
Floating-rate
Net investment
$1,066
$1,620
$2,686
(a)
Includes only the Loan Origination portfolio with an aggregate principal balance of $2.7 billion, capitalized with $1.6 billion of secured borrowings, and with a
$1.1 billion net investment as of March 31, 2014. Excludes the assets, liabilities, and equity of the CT Legacy Portfolio.
(b)
Includes the impact of LIBOR floors for loan receivable investments, where such floors are paying relative to LIBOR of 0.15% as of March 31, 2014.
Because of BXMT’s LIBOR-based lending and funding business model, its returns increase with rising short-term interest rates.

CT Legacy Portfolio
The CT Legacy Portfolio primarily consists of BXMT’s carried interest in CT Opportunity Partners I, LP
(“CTOPI”), its investment in CT Legacy Partners, and its residual interests in CT CDO I.
CTOPI’s net unrealized promote allocable to BXMT increased to $18.5 million. Deferred revenue from this investment produced a negative component book value due to prior tax-advance distributions.
CT Legacy Portfolio’s taxable income contributes to BXMT’s quarterly dividends.
CT Legacy Portfolio loss during the quarter due to continued volatility in the recovery of legacy assets, and the resultant $1.3 million loss on investments at fair value.
Book Value
(a)
($ per share)
________________________________________________
(a) For calculation of segment Book Value per share, refer to BXMT’s Form 10-Q for the three months ended March 31, 2014.
(b) Represents the net unrealized promote allocable to BXMT, after amounts payable under legacy compensation plans.
Unrealized CTOPI
Promote
(b)
($ in Millions)
CT Legacy Portfolio
Component Book Value
($ in Millions)
$0.60
$24.03 Loan
Origination
CT Legacy
Blackstone Mortgage Trust 7
$13.5
$14.9
$18.0
$18.5
2Q'13 3Q'13 4Q'13 1Q'14
1Q'14
CTOPI
CT Legacy
Partners
CT CDO I
and other
Total
($10.2)
$23.5
$10.4
$23.7

Appendix

Blackstone Mortgage Trust 9
Consolidated Balance Sheet
($ in Thousands, Except per Share Data)
Mar. 31, 2014 Dec. 31, 2013
Assets
Cash and cash equivalents 70,834 $          52,342 $
Restricted cash 10,677 10,096
Loans receivable, net 2,710,159 2,047,223
Equity investments in unconsolidated subsidiaries 23,394 22,480
Accrued interest receivable, prepaid expenses, and other assets 79,323 80,639
Total assets 2,894,387 $    2,212,780 $
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities 66,711 $          56,972 $
Repurchase obligations 1,529,788 1,109,353
Convertible notes, net 160,094 159,524
Securitized debt obligations 39,394 40,181
Participations sold 90,000 90,000
Total liabilities 1,885,987 1,456,030
Equity
Class A common stock, $0.01 par value 387 $               288 $
Restricted class A common stock, $0.01 par value 6 7
Additional paid-in capital 1,510,860 1,252,986
Accumulated other comprehensive income 834 798
Accumulated deficit (542,004) (536,170)
Total Blackstone Mortgage Trust, Inc. stockholders' equity 970,083 717,909
Non-controlling interests 38,317 38,841
Total equity 1,008,400 756,750
Total liabilities and equity 2,894,387 $    2,212,780 $

Blackstone Mortgage Trust 10
Consolidated Balance Sheet: Segment Allocation
March 31, 2014
($ in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Assets
Cash and cash equivalents 70,834 $           - $                  70,834 $
Restricted cash -                     10,677              10,677
Loans receivable, net 2,663,159        47,000              2,710,159
Equity investments in unconsolidated subsidiaries -                     23,394              23,394
Accrued interest receivable, prepaid expenses, and other assets 22,163              57,160              79,323
Total assets 2,756,156 $     138,231 $        2,894,387 $
Liabilities and equity
Accounts payable, accrued expenses, and other liabilities 29,922 $           36,789 $           66,711 $
Repurchase obligations 1,529,788        -                     1,529,788
Convertible notes, net 160,094            -                     160,094
Securitized debt obligations -                     39,394              39,394
Participations sold 90,000              -                     90,000
Total liabilities 1,809,804        76,183              1,885,987
Equity
Total Blackstone Mortgage Trust, Inc. stockholders' equity 946,352            23,731              970,083
Non-controlling interests -                     38,317              38,317
Total equity 946,352            62,048              1,008,400
Total liabilities and equity 2,756,156 $     138,231 $        2,894,387 $

Blackstone Mortgage Trust 11
Consolidated Statement of Operations
Three Months Ended March 31,
($ in Thousands, Except per Share Data) 2014 2013
Income from loans and other investments
Interest and related income 33,656 $             1,456 $
Less: Interest and related expenses 12,074 777
Income from loans and other investments, net 21,582 679
Other expenses
Management fees 3,397 63
General and administrative 3,199 1,975
Total other expenses 6,596 2,038
Impairments, provisions, and valuation adjustments (1,339) (200)
Income (loss) before income taxes 13,647 (1,559)
Income tax provision 531 38
Net income (loss) 13,116 $             (1,597) $
Net income attributable to non-controlling interests (51) (1,518)
Net income (loss) attributable to Blackstone Mortgage Trust, Inc. 13,065 $             (3,115) $
Per share information (basic)
Weighted-average shares of common stock outstanding 37,967,365 3,016,425
Net income (loss) per share of common stock 0.34 $                  (1.03) $
Per share information (diluted)
Weighted-average shares of common stock outstanding 37,967,365 3,016,425
Net income (loss) per share of common stock 0.34 $                  (1.03) $

Blackstone Mortgage Trust 12
Consolidated Statement of Operations: Segment Allocation
Three Months Ended March 31, 2014
($ in Thousands)
Loan
Origination
CT Legacy
Portfolio Total
Income from loans and other investments
Interest and related income 32,035 $     1,621 $        33,656 $
Less: Interest and related expenses 11,626 448 12,074
Income from loans and other investments, net 20,409 1,173 21,582
Other expenses
Management fees 3,397 - 3,397
General and administrative expenses 2,846 353 3,199
Total other expenses 6,243 353 6,596
Loss on investments at fair value - (1,339) (1,339)
Income (loss) before income taxes 14,166 (519) 13,647
Income tax provision 131 400 531
Net income (loss) 14,035 $     (919) $          13,116 $
Net income attributable to non-controlling interests - (51) (51)
Net income (loss) attributable to Blackstone Mortgage Trust, Inc. 14,035 $     (970) $          13,065 $

Blackstone Mortgage Trust 13
Consolidated Statement of Operations: Loan Origination Segment
Three Months Ended
($ in Thousands)
Mar 31, 2014 Dec 31, 2013 $ Change % Change
Income from loans and other investments
Interest and related income 32,035 $              24,570 $              7,465 $        30.4%
Less: Interest and related expenses 11,626 9,063 2,563 28.3%
Income from loans and other investments, net 20,409 15,507 4,902 31.6%
Other expenses
Management fees 3,397 2,521 876 34.7%
General and administrative expenses 2,846 2,225 621 27.9%
Total other expenses 6,243 4,746 1,497 31.5%
Income before income taxes 14,166 10,761 3,405 31.6%
Income tax provision 131 12 119 N/M
Net income 14,035 $              10,749 $              3,286 $        30.6%

Blackstone Mortgage Trust 14
Loan Origination Segment Portfolio Details
The following table provides details of BXMT’s Loan Origination Segment portfolio as of March 31, 2014:
________________________________________________
(a) Includes senior mortgage loans, related contiguous subordinate loans with a net book value of $53.7 million, and pari passu participations in mortgages.
(b) As of March 31, 2014, 95% of BXMT’s loans are indexed to one-month LIBOR and 5% are indexed to three-month LIBOR. In addition, 26% of BXMT’s loans have LIBOR floors, with an average floor of 0.35% as of March 31, 2014.
(c) Maximum maturity date assumes all extension options are exercised, however BXMT’s loans may be repaid prior to such date.
(d) Includes 22 senior mortgage loans with an aggregate principal balance of $988.9 million and one mezzanine loan with a principal balance of $33.6 million. BXMT also originated the loan directly senior to this mezzanine loan, but sold the senior loan to finance its overall investment.
($ in Millions)
Origination Date Loan Type
(a)
Principal
Balance
Book
Value
Cash
Coupon
(b)
All-In
Yield
(b)
Maximum
Maturity
(c)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 6/7/13 Senior mortgage loan 194.0 $  193.3 $        L + 3.80% L + 3.97% 6/15/18 CA Office 51%
Loan 2 11/21/13 Senior mortgage loan 181.0 179.4 L + 4.50% L + 4.86% 11/9/18 NY Multifamily 68%
Loan 3 10/23/13 Sub. mortgage part. 173.8 167.6 L + 5.66% L + 9.25% 4/9/15 WA Office 67%
Loan 4 12/17/13 Senior mortgage loan 140.0 138.8 L + 4.75% L + 5.27% 1/9/19 NY Office 70%
Loan 5 1/30/14 Senior mortgage loan 125.0 124.3 L + 4.30% L + 4.63% 12/1/17 NY Hotel 38%
Loan 6 2/25/14 Senior mortgage loan 101.0 99.5 L + 4.40% L + 4.81% 3/9/19 Diversified Hotel 49%
Loan 7 2/20/14 Senior mortgage loan 93.2 92.8 L + 4.40% L + 4.59% 3/9/19 NY Office 68%
Loan 8 10/30/13 Senior mortgage loan 91.8 91.3 L + 4.38% L + 4.62% 11/9/18 CA Hotel 71%
Loan 9 9/30/13 Senior mortgage loan 89.5 89.4 L + 3.70% L + 3.83% 9/30/20 NY Multifamily 62%
Loan 10 8/8/13 Senior mortgage loan 86.0 85.5 L + 4.25% L + 4.64% 8/10/18 Diversified 60%
Loan 11 3/4/14 Senior mortgage loan 83.3 81.1 L + 4.00% L + 4.63% 3/4/18 UK Office 50%
Loan 12 6/27/13 Senior mortgage loan 80.6 80.3 L + 3.85% L + 4.03% 7/9/18 GA Multifamily 75%
Loan 13 10/2/13 Senior mortgage loan 78.2 77.5 L + 5.00% L + 5.38% 9/14/18 Diversified 64%
Loan 14 3/17/14 Senior mortgage loan 73.3 73.1 L + 4.75% L + 4.95% 12/28/16 NY Multifamily 66%
Loan 15 5/21/13 Senior mortgage loan 73.0 72.9 L + 3.95% L + 3.89% 6/9/18 CA Office 72%
Loans 16-38 Various
Various
(d) 1,022.5 1,016.4 L + 4.85% L + 5.32% Various Various Various 65%
Total/Wtd. avg. 2,686.2 $     2,663.2 $     L + 4.59% L + 5.16% 4.0 years 63%
Diversified
Other

Blackstone Mortgage Trust 15
Definitions
Core Earnings is an adjusted measure that helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current loan origination portfolio and operations. BXMT also uses Core Earnings to calculate the incentive and base management fees due to its manager under its management agreement and, as such, BXMT believes that the disclosure of Core Earnings is useful to investors.
Core Earnings is defined as GAAP net income (loss), including realized losses not otherwise included in GAAP net income (loss), and excluding (i) net income (loss) attributable to CT Legacy Portfolio segment, (ii) non-cash equity compensation expense, (iii) incentive management fees, (iv) depreciation and amortization, and (v) unrealized gains (losses) or similar non-cash items, including the amortization of the deemed issue discount on BXMT’s convertible notes resulting from the conversion option value accounting under GAAP. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors.
Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of cash flow from GAAP operating activities, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, BXMT’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, its reported Core Earnings may not be comparable to the Core Earnings reported by other companies.
Blackstone Mortgage Trust discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of
America (“GAAP”) in this presentation:

Blackstone Mortgage Trust
Forward-Looking Statements
16
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Blackstone
Mortgage Trust’s current views with respect to, among other things, Blackstone Mortgage Trust’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,”
“believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,”
“plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-
looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone
Mortgage Trust believes these factors include but are not limited to those described under the section entitled “Risk
Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone
Mortgage Trust assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.